EXHIBIT 24(2)(n)(2)

                       CONSENT OF SHEARMAN & STERLING LLP

      We hereby consent to the reference to our firm included in Part B of the Registration Statement for Multi-Strategy Hedge Opportunities LLC, filed as part of Pre-Effective Amendment No. 2 to the Registration Statement (File No. 811-21537).

                                                 /s/ Shearman & Sterling LLP
                                                 ------------------------------
                                                 Shearman & Sterling LLP

New York, New York
September 29, 2004